Investor Meetings May 2015 Exhibit 99.1

Forward-Looking Statements
The forward-looking statements are based upon management’s beliefs and assumptions. Any forward-looking statement made herein speaks only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We  undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, liquidity, results of operations, future performance and business of CNB Financial Corporation. These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private
Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond our control). Forward-looking statements often include the words “believes,” “expects,” “anticipates,”
“estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would” and “could.” Such known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, include, but are not limited to:
(i) changes in general business, industry or economic conditions or competition; (ii) changes in any applicable law, rule, regulation, policy, guideline or practice governing or affecting financial holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (iii) adverse changes or conditions in capital and financial markets;
(iv) changes in interest rates; (v) higher than expected costs or other difficulties related to integration of combined or merged businesses; (vi) the inability to realize expected cost savings or achieve other anticipated benefits in connection with business combinations and other acquisitions; (vii)  changes in the quality or composition of our loan and investment portfolios; (viii) adequacy of loan loss reserves; (ix) increased competition; (x) loss of certain key officers; (xi) continued
relationships with major customers; (xii) deposit attrition; (xiii) rapidly changing technology; (xiv) unanticipated regulatory or judicial proceedings and liabilities and other costs; (xv) changes in the cost of funds, demand for loan products or demand for financial services; (xvi) other economic, competitive, governmental or technological factors affecting our operations, markets, products, services and prices; and (xvii) our success at managing the foregoing items. Such developments could have an adverse impact on our financial position and our results of operations.

CNB Financial Overview

Source: SNL Financial and company data. Information and data as of March 31, 2015
CNB Financial is a full-service bank,
headquartered in Clearfield, PA, providing
services, including wealth and asset management,
to individuals, businesses, governments, and
institutional customers
As of March 31, 2015:
• Assets: $2.2 billion
• Loans: $1.4 billion
• Deposits: $1.9 billion
Regional independent community bank operating
38 branches through its principal subsidiary, CNB
Bank:
• 21 CNB Bank full-service branches in North
Central Pennsylvania
• 8 full-service branches through ERIEBANK, a
division of CNB Bank headquartered in Erie,
PA
• 9 full-service branches through FCBank, a
division of CNB Bank, headquartered in
Bucyrus, Ohio
Loan production offices in Hollidaysburg, PA and
Ashtabula, OH
Holiday Financial Services Corporation is a
consumer discount loan company with 13 offices
NASDAQ-listed under the symbol “CCNE”

Strong Balance Sheet Growth
• Loans of $1.4 billion at March 31, 2015 represent 4.8% of organic growth over March 31, 2014
• Deposits of $1.9 billion at March 31, 2015 represent 2.1% growth over March 31, 2014, non-interest bearing demand deposits grew 17.0% and savings deposits grew 0.9% over March 31, 2014, offset by a decline in non-core time deposits of 3.8%
Profitability
• Net income of $5.6 million for the three months ended March 31, 2015 compared to net income of $5.2 million for the same period in 2014, an increase of 7.7%
• Earnings per share of $0.39 in the first quarter of 2015 up from $0.36 in the first quarter of 2014, an increase of
8.3%
• Annualized return on assets of 1.02% and return on equity of 11.47% for the first quarter of 2015, as compared to
0.97% and 11.97%, respectively, for the first quarter of 2014
• Net interest margin of 3.82% compared to 3.79% a year ago*
Superior Asset Quality
• Nonperforming assets to total assets declined to 0.47% from 0.62% at March 31, 2014
• Net charge-offs to average loans of 0.05% for CNB Bank only and 0.19% on a consolidated basis
• Allowance for loan losses to loans of 1.30% at March 31, 2015 and 1.29% at March 31, 2014
Capital
• Tangible common equity to tangible assets of 7.70%**
• Leverage ratio of 8.59%
• Common equity tier 1 ratio of 11.45%
Financial Highlights – 1Q15

Note: Financial data as of or for the three months ended March 31, 2015
* Net accretion included in loan interest income related to loans acquired in the fourth quarter of 2013 was
$1.06 million in the first quarter of 2015, resulting in an increase in the net interest margin of 21 basis points
**Please see the Appendix for a reconciliation of non-GAAP financial information.
• Tier 1 Risk Based Ratio of 12.84%
• Total Risk Based Capital Ratio of 14.07%

2015 Initiatives
Acquisition of land in Worthington, Ohio and begin construction process of FCBank flagship office
Acquisition of land in Altoona, PA and begin construction
process of full-service branch
Construction of new ERIEBANK full-service branch in Erie, PA that opened in January 2015
Focus on commercial real estate lending

ERIEBANK
A division of CNB Bank

CNB BANK
The way banking should be.

FCBANK

CNB
FINANCIAL CORPORATION

History of CNB Financial

1865     1934     1984         2005 2006 2008 2009         2010          2013            2015
1865:
County
National Bank
of Clearfield
established
1934:
Reorganizes
through a stock
offering to existing
depositors
1984:
Forms
CNB Financial
Corporation
holding
company
2005:
ERIEBANK is
formed
2005: Purchases assets
of Holiday Consumer
Discount Company and
forms Holiday Financial
Services Corporation
2006: Conversion
to a state banking
charter
2010: Joseph Bower
becomes CEO after
retirement of William
Falger
2008-2009: Receives
approval to raise $21
million  via TARP; CNB
chooses not to
participate
2010: Capital
raise of $34.5
million
2013:
Acquisition of
FC Banc Corp.
headquartered
in Bucyrus,
Ohio with $360
million in
assets
2015: 150
Anniversary
Celebration
th

ERIEBANK, a division of CNB Bank, was created de novo in 2005 7 At March 31, 2015: Eight branches One loan production office $433 million in loans $601 million in deposits

Expansion into Ohio
• The acquisition of FC Banc Corp., which closed in the
fourth quarter of 2013, expanded CNB’s  geographic
footprint into Central Ohio with meaningful size and
scale
– Entry into 5 new markets, similar to CNB
core markets
– $380 million in total assets; $243 million in
loans; and $340 million in deposits as of
March 31, 2015
• Opportunity to replicate CNB’s already
successful ERIEBANK model in a market
conducive to CNB’s business plan
• Significant opportunity for both organic and
strategic growth going forward
• EPS accretion realized in the first full combined
year without significant TBV dilution

CNB’s Experienced Management Team
Years at Years in
Executive Title CCNE Industry
Joseph B. Bower Jr. President & Chief Executive Officer 18 22
Richard L. Greslick Jr. SEVP / Chief Operating Officer & Secretary 17 17
Joseph E. Dell Jr. EVP / Chief Lending Officer 2 31
Mark D. Breakey SEVP / Chief Credit Officer 24 30
Brian W. Wingard EVP / Chief Financial Officer & Treasurer 7 7
Vincent C. Turiano EVP / Operations 6 42
Leanne D. Kassab EVP / Marketing 19 21
Mary Ann Conaway EVP / Human Resources 33 33
David J. Zimmer President of ERIEBANK 10 31
J. Andrew Dale President of FC Bank 2 28

CNB Stock Price Performance Since its follow-on offering in 2010, CNB has outperformed the NASDAQ Bank Index Source: SNL Financial. Price change from 6/14/10 to 4/28/15 10 CCNE NASDAQ Bank

Strong organic loan and deposit growth
through the financial crisis and recession
Fundamental focus on originating loans in-
market and funding with local, low-cost core
deposits while maintaining asset quality
The Bank strives to be more customer-
driven than its competitors and builds long-
term customer relationships by being
reliable and competitively priced
Loans and deposits at March 31, 2015
increased 4.8% and 2.1%, respectively,
compared March 31, 2014
Deposit growth in the first quarter of 2015
includes strong growth in non-interest
bearing  demand deposits of 17.0% and
savings deposits of 0.9%, offset by a
decline in non-core time deposits of 3.8%
CNB anticipates moderate loan and
deposit growth across all of its markets in
2015
Strong Organic Loan and Deposit Growth

0 0
0 0
0
200,000
400,000
600,000
800,000
1,000,000
1,200,000
1,400,000
1,600,000
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 1Q15
Total Loans
5-Year CAGR:
Total 13.7%
Organic  9.2%
0 0
0 0
0
200,000
400,000
600,000
800,000
1,000,000
1,200,000
1,400,000
1,600,000
1,800,000
2,000,000
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 1Q15
Total Deposits
5-Year CAGR:
Total 12.6%
Organic  8.3%

Diversified Loan Portfolio
$795 million
6.43% yield

$1.4 billion
5.19% yield
0 0
0 0
Residential
Mortgage
37.1%
Commercial
Real Estate
25.4%
C&I
32.1%
Consumer
5.4%
3/31/15
0 0
0.00 0
Residential
Mortgage
33.2%
Commercial
Real Estate
26.8%
C&I
32.4%
Consumer
7.6%
12/31/10

Attractive Deposit Mix

$1.9 billion
0.51% cost of deposits
0 0
0.00 0
MMDA &
Savings
74.7%
Retail CDs
6.4%
Jumbo CDs
5.0%
3/31/15
Non-
interest
Bearing
13.9%
$1.2 billion
1.42% cost of deposits
Non-
interest
Bearing
12.1%
MMDA &
Savings
56.1%
Retail CDs
17.5%
Jumbo CDs
14.2%
12/31/10

Total Portfolio $660 million
Tax Equivalent Book Yield 2.6%
Modified Duration 4.0 years
Price Change +300 bps (11.8%)
Available-for-Sale Investment Portfolio
March 31, 2015

U.S. Gov't
Agencies
23%
Municipals
28%
SBA
9%
Corporate
3%
Other
0%
U.S. Gov't
Wrapped
Resi/Multi-
Family Mtgs
37%

Deposit Market Share
Source:  SNL Financial. Deposit market share as of June 30, 2014

CNB Growth Market Growth
Market Rank
# of
Branches
CNB
Deposits
($000)
CNB Deposit
Market Share
(%)
Year over
Year (%)
5-Year
CAGR (%)
Total
Deposits in
Market
($000)
Year over
Year (%)
5-Year
CAGR (%)
Clearfield, PA 1 10 455,265 33.97 1.39 3.34 1,340,282 1.37 0.03
Erie, PA 5 4 408,166 9.31 (4.35) 24.86 4,382,281 3.64 5.23
Elk, PA 2 4 167,188 24.26 0.93 11.89 689,050 0.22 0.94
Crawford, PA 5 2 136,415 10.74 9.88 - 1,270,313 4.07 3.15
McKean, PA 3 3 122,367 14.90 0.16 11.62 821,456 (0.98) 3.30
Crawford, OH 2 2 120,590 16.81 (9.10) 1.66 717,532 (3.67) 0.82
Franklin, OH 17 3 107,979 0.24 (3.31) 14.18 44,791,832 5.79 8.60
Centre, PA 10 1 84,454 3.23 (0.22) 7.80 2,613,896 (2.49) 4.11
Warren, PA 4 1 58,448 7.50 (2.09) 15.80 778,847 (8.24) 1.92
Cambria, PA 10 1 51,820 1.87 0.20 4.96 2,775,698 0.17 1.47
Jefferson, PA 6 1 50,604 5.71 (16.26) 9.74 885,793 (0.49) 0.67
Knox, OH 6 1 37,364 4.94 1.80 3.97 756,899 2.76 2.92
Morrow, OH 4 1 31,116 15.51 (3.65) 2.86 200,664 1.56 2.09
Richland, OH 13 1 12,113 0.71 12.65 28.21 1,715,231 0.55 1.02
Holmes, OH 8 1 4,789 0.63 66.28 - 760,371 4.09 6.89
Indiana, PA 9 1 2,651 0.11 0.23 - 2,449,716 0.52 3.11
Total 37 1,851,329 2.77 (1.20) 11.52 66,949,861 4.01 6.48

0 0
0 0
$0.61
$0.98
$1.06
$1.23
$1.38
$1.29
$1.60
$0.39
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y YTD
Diluted EPS
5-Year
CAGR
+9.3%
0 0
0 0
$5,235
$8,512
$11,316
$15,104
$17,136
$16,679
$23,074
$5,565
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y YTD
Net Income
5-Year
CAGR
+20.8%
Improved Profitability
* Note 2013 full year net income includes one-time merger costs of $2.4 million (pre-tax) related to the acquisition of FC Banc Corp.

0 0
0 0
0.55
0.79
0.87
1.00 1.00
0.88
1.07
1.02
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y YTD
ROAA
0 0
0 0
7.88
12.86
11.62
12.36
12.17
11.38
12.76
11.47
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y YTD
ROAE

Stable Net Interest Margin

0 0
0 0
4.33
4.00
3.65
3.59
3.49
3.47
3.82 3.82
6.72
5.89
5.23
4.84
4.42
4.15
4.43 4.42
2.64
2.07
1.78
1.44
1.08
0.79
0.71
0.71
0.00
1.00
2.00
3.00
4.00
5.00
6.00
7.00
8.00
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y YTD
Net Interest Margin Yield on Interest Earning Assets
Cost of Interest Bearing Liabilities

Superior Asset Quality
Source: SNL Financial. NPAs excluded restructured loans. Texas ratio defined as NPA & Loans 90+/
Tangible Common Equity* + Allowance for Loan Losses.
* Please see the Appendix for a reconciliation of non-GAAP financial information

0 0
0 0
0.42
1.17
0.93
1.09
0.85
0.61
0.47 0.47
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 1Q15
NPAs/Assets
0 0
0 0
0.28
0.49
0.56
0.38
0.55
0.39
0.21
0.19
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y YTD
NCOs/Average Loans
0 0
0 0
1.29
1.37
1.35
1.48
1.51
1.25
1.28
1.30
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 1Q15
Allowance for Loan Losses/
Gross Loans
0 0
0 0
7.06
20.30
14.82
18.85
16.90
14.00
14.25
13.86
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 1Q15
Texas Ratio

Strong Capital Levels

* Please see the Appendix for a reconciliation of non-GAAP financial information.
0 0
0 0
5.12
5.08
7.05
7.61 7.63
6.34
7.32
7.70
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 1Q15
Tangible Common
Equity/Tangible Assets*
0 0
0 0
8.40
7.87
8.81
8.22
8.06
7.96
8.39
8.59
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 1Q15
Leverage Ratio
0 0
0 0
10.80
10.70
14.13
13.89
14.03
12.51
13.06
12.84
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 1Q15
Tier 1 Risk Based Ratio
0 0
0 0
12.00
11.95
15.38
15.14
15.28
13.72
14.30
14.07
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 1Q15
Total Risk Based Ratio

CNB’s Growth Strategy

Organic / De Novo Growth Strategy
Intend to grow organically in the
FCBank market through new
offices and additional lenders
Continued growth of ERIEBANK by
focusing on retail and commercial
relationship banking as well as
private banking
Continue to open loan production
offices to fill in our markets
Acquisition Strategy
M&A is not a priority in our growth
strategy; however, we will remain
opportunistic and would consider a
transaction that would:
Expand our presence into new
markets that fit our business
model (e.g. FCBank)
Bring significant talent
Fill in existing markets

Appendix 21

Non-GAAP Financial Reconciliation

Year ended December 31,
($ in thousands) 2009 2010 2011 2012 2013 2014 1Q15
Total Shareholders' Equity $69,409 $109,645 $131,889 $145,364 $164,911 $188,548 $195,882
Less Goodwill 10,821         10,821         10,821         10,946         27,194         27,194         27,194
Less Core Deposit Intangible 85               -              -              -              4,583          3,403          3,144
Tangible Common Equity $58,503 $98,824 $121,068 $134,418 $133,134 $157,951 $165,544
Total Assets $1,161,591 $1,413,511 $1,602,207 $1,773,079 $2,131,289 $2,189,213 $2,180,140
Less Goodwill 10,821         10,821         10,821         10,946         27,194         27,194         27,194
Less Core Deposit Intangible 85               -              -              -              4,583          3,403          3,144
Tangible Assets $1,150,685 $1,402,690 $1,591,386 $1,762,133 $2,099,512 $2,158,616 $2,149,802
Total Shareholders' Equity / Total Assets 5.98% 7.76% 8.23% 8.20% 7.74% 8.61% 8.98%
Tangible Common Equity / Tangible Assets 5.08% 7.05% 7.61% 7.63% 6.34% 7.32% 7.70%
Tangible Book Value per Share $6.68 $8.08 $9.78 $10.77 $9.23 $10.97 $11.49
Ending Shares Outstanding 8,761,273    12,237,261 12,377,318 12,475,904 14,427,780 14,404,416 14,402,362
Tangible common equity, tangible assets and tangible book value per share are non-GAAP financial measures calculated using GAAP amounts.  Tangible common equity is calculated by excluding the balance of goodwill and the core deposit intangible from the calculation of shareholders’ equity.  Tangible assets is calculated by excluding the balance of goodwill and the core deposit intangible from the calculation of total assets.  Tangible book value per share is calculated by dividing tangible common equity by the number of shares outstanding.  CNB believes that these non-GAAP financial measures provide information to investors that is useful in understanding our financial condition because they are additional measures used to assess capital adequacy.  Because not all companies use the same calculations of tangible common equity and tangible assets, this presentation may not be comparable to other similarly titled measures calculated by other companies.  A reconciliation of these non-GAAP financial measures is provided below (dollars in thousands, except share and per share data).